Exhibit 10.22

First Amendment to Voting, Support and Lock-Up Agreement

This First Amendment to Voting, Support and Lock-Up Agreement (this “Amendment”), dated as of February 12, 2026, is entered into by and among Voyager Acquisition Corp., an exempted company limited by shares incorporated under the laws of the Cayman Islands (“SPAC”), VERAXA Biotech AG, a Swiss stock corporation (Aktiengesellschaft) (the “Company”) and the persons listed on the signature page hereto (each, a “Shareholder” and collectively, the “Shareholders”). Except as otherwise indicated, capitalized terms used but not defined herein shall have the meanings set forth in the Business Combination Agreement (as defined below).

RECITALS

WHEREAS, the Company, SPAC and Oliver Baumann, solely in his capacity as representative for the Company Shareholders (as therein defined) are parties to that certain Business Combination Agreement dated April 22, 2025, as amended by that certain Amendment to Business Combination Agreement dated October 18, 2025, and as further amended by that certain Second Amendment and Waiver to Business Combination Agreement, dated as of the date hereof (as so amended, the “Business Combination Agreement”);

WHEREAS, the Company, SPAC and the Shareholders are party to that certain Voting, Support and Lock-Up Agreement, dated as of April 22, 2025 (the “Shareholders Support Agreement”);

WHEREAS, Section 8(c) of the Shareholders Support Agreement incorporates by reference into the Shareholders Support Agreement the provisions of Article XII of the Business Combination Agreement, including Section 12.13 that provides that the agreement may be amended or modified in whole or in part prior to the Initial Merger Effective Time only by a duly authorized agreement in writing executed by each of the parties thereto; and

WHEREAS, the Company, SPAC and the Shareholders desire to amend the Shareholders Support Agreement as set forth in this Amendment.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and the covenants and agreements set forth in this Amendment, and intending to be legally bound hereby, the Company, SPAC and the Shareholders agree as follows:

1. Amendment of Section 5.

(i) Section 5(a) of the Shareholders Support Agreement is hereby amended and restated in its entirety to read as follows:

“(a) any PubCo Ordinary Shares received as Shareholder Merger Consideration until the earlier of (i) twelve months after the Acquisition Closing or (ii) subsequent to the Acquisition Closing, the date on which PubCo consummates a transaction which results in all of its shareholders having the right to exchange their shares for cash, securities, or other property; and”

(ii) A new Section 5(c) is hereby added to the Shareholders Support Agreement, as follows:

“Notwithstanding the foregoing, this Section 5 shall apply with respect to Xlife Sciences AG (“Xlife”) only to the number of PubCo Ordinary Shares received as Shareholder Merger Consideration by Xlife that equals the total number of PubCo Ordinary Shares received as Shareholder Merger Consideration by Xlife at the Closing less 6,000,000 PubCo Ordinary Shares.”

2.  No Further Amendment. Except as expressly and specifically set forth herein, the Shareholders Support Agreement is not otherwise being amended, modified or supplemented and all terms and provisions of the Shareholders Support Agreement are and shall remain in full force and effect in accordance with its terms and nothing contained herein or in any other communication prior to the execution and delivery hereof shall be construed as a waiver by, or consent from, any party hereto of any condition, any covenant or other provision of the Shareholders Support Agreement.

3. Governing Law; Jurisdiction; Waiver of Trial by Jury. The provisions of Article XII of the Business Combination Agreement are hereby incorporated by reference as if set forth in full herein and shall apply hereto mutatis mutandis.

4. Captions; Counterparts. The captions in this Amendment are for convenience only and shall not be considered a part of or affect the construction or interpretation of any provision of this Amendment. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[signature page follows]

IN WITNESS WHEREOF, each party has duly executed this Agreement as of the date first written above.

VOYAGER ACQUISITION CORP.

By:	/s/ Adeel Rouf
	Name:	Adeel Rouf
	Title:	Chief Executive Officer

VERAXA BIOTECH AG

By:	/s/ Christoph Antz
	Name:	Christoph Antz
	Title:	Chief Executive Officer

[Signature page to First Amendment to Voting, Support and Lock-Up Agreement]

SHAREHOLDERS:

/s/ David L Deck
Name:	David L. Deck
Total Number of Company Shares: 2,804,544

/s/ Gilbert Edgar Schöni
Name:	Gilbert Edgar Schöni
Total Number of Company Shares: 2,557,582

Xlife Sciences AG

By:	/s/ Carl von Halem
Name:	Carl von Halem
Title:	Chief Financial Officer
Total Number of Company Shares: 2,791,623 (see Section 5(c))

Akira Holding AG

By:	/s/ Oliver Baumann
Name:	Oliver Baumann
Title:	Chairman
Total Number of Company Shares: 560,200

[Signature page to First Amendment to Voting, Support and Lock-Up Agreement]

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